Accrued expenses and other current liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Accrued expenses and other current liabilities
Accrued payroll	¥ 38,590		¥ 46,248
Deposit related to loan recommendation services	27,882		24,325
Accrued expenses	3,000		3,490
Dividends payable	28,336
Operating lease liabilities	270		543
Payable to employees for proceeds from shares as sold	1,261		291
Others	20,804		20,971
Total	¥ 120,143	$ 17,180	¥ 95,868